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                           ALLMERICA INVESTMENT TRUST
                 (SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2003)

Under the section entitled "Management of the Fund(s)", the information on the day-to-day portfolio management of the Money Market Fund is replaced with the following: The members of the short-term investment management team of Opus are responsible for the day-to-day management of the Money Market Fund.

Dated:  September  17, 2003